EXHIBIT 10.6

                                                                  CONFORMED COPY



                                        EFFECTIVENESS   AGREEMENT  dated  as  of
                                        March  19,  1997  (this   "Effectiveness
                                        Agreement"),  among  UCAR  INTERNATIONAL
                                        INC., a Delaware  corporation  ("UCAR"),
                                        UCAR GLOBAL ENTERPRISES INC., a Delaware
                                        corporation   (the   "Borrower"),    the
                                        lenders  listed on  Schedule I hereto as
                                        Departing    Lenders   (the   "Departing
                                        Lenders"),   Continuing   Lenders   (the
                                        "Continuing   Lenders")  and  Additional
                                        Lenders (the "Additional  Lenders",  and
                                        collectively  with the Departing Lenders
                                        and   the   Continuing   Lenders,    the
                                        "Lenders"), the fronting banks listed on
                                        Schedule   I   hereto   (the   "Fronting
                                        Banks"),  and THE CHASE  MANHATTAN BANK,
                                        as  Administrative  Agent and Collateral
                                        Agent,  in each case  under  the  Credit
                                        Agreement (the "Credit Agreement") dated
                                        as  of  October  19,  1995,   among  the
                                        Borrower,   the   lenders   referred  to
                                        therein,   the   Fronting   Banks,   the
                                        Administrative Agent, and the Collateral
                                        Agent, as in effect on the date hereof.


          WHEREAS, UCAR and the Borrower have requested, and the Lenders, the Fronting Banks, the Administrative Agent and the Collateral Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended and restated as provided herein effective upon satisfaction of the conditions set forth in Section 7 below;

          NOW, THEREFORE, UCAR, the Borrower, each of the Lenders, each of the Fronting Banks, the Administrative Agent and the Collateral Agent hereby agree as follows:

          SECTION 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the form of amended and restated Credit Agreement attached as Exhibit A hereto (the "Restated Credit Agreement").

          SECTION 2. EFFECTIVENESS DATE. (a) The transactions provided for in Sections 3, 4, 5 and 6 hereof shall be consummated at a closing (the "Closing") to be held on the Effectiveness Date (as hereinafter defined) at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties shall agree.

          (b) The "Effectiveness Date" shall be specified by the Borrower, and shall be a date not later than March 31, 1997, as of which all the conditions set forth or referred to in Section 7 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice proposing a date as the Effectiveness Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Effectiveness Agreement shall terminate at 5:00 p.m., New York City time, on March 31, 1997, if the Effectiveness Date shall not have occurred at or prior to such time.

          SECTION 3. AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT. The Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Effectiveness Date (subject to the satisfaction of the conditions set forth in Section 7 below), to read in its entirety as set forth in Exhibit A hereto, and each of the form of Local Facility Credit Agreement attached as Exhibit E to the Credit Agreement and the form of Tranche A Letter of Credit attached as Exhibit I to the Credit Agreement is hereby amended and restated, effective as of the Effectiveness Date (subject to the conditions set forth in Section 7 below), to read in its entirety as set forth in Exhibit B hereto and in Exhibit C hereto, respectively. Each Exhibit referred to in the Restated Credit Agreement, other than the forms of Local Facility Credit Agreement and the form of Tranche A Letter of Credit, shall remain unchanged. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended and restated pursuant to this Effectiveness Agreement. As used in the Loan Documents, the term "Credit Agreement" shall, unless the context otherwise requires, mean the Credit Agreement as amended and restated pursuant to this Effectiveness Agreement.

          SECTION 4. DELIVERY OF NOTES. On or prior to the Effectiveness Date, each Lender holding a Note shall deliver to the Administrative Agent, for delivery to and cancelation by the Borrower, all Notes then held by such Lender (collectively, the "Notes"). Each Lender holding a Note that fails so to deliver any of its Notes hereby agrees to indemnify the Borrower for any loss, cost or expense resulting from such failure. Upon the effectiveness of the Restated Credit Agreement, the Administrative Agent shall release and deliver the Notes to the Borrower for cancelation.

          SECTION 5. FEES AND EXPENSES. On the Effectiveness Date, on or before the effectiveness of the Restated Credit Agreement, the Borrower shall pay to the Administrative Agent (a) for its own account, all fees and other amounts owed to it as of the Effectiveness Date, (b) for the account of each Lender (i) the participation fee due such Lender on the Effectiveness Date, (ii) all unpaid fees accrued to but excluding the Effectiveness Date for the account of such Lender under Section 2.05 of the Credit Agreement, (iii) all unpaid interest accrued to but excluding the Effectiveness Date in respect of the Loans of such Lender outstanding under the Credit Agreement and (iv) any amount due to such Lender under Section 2.15 of the Credit Agreement in connection with the refinancing of its outstanding Loans as a result of the transactions contemplated by Section 6(b) below, (c) for the account of each Fronting Bank, all unpaid fees accrued to but excluding the Effectiveness Date for the account of such Fronting Bank under Section 2.05 of the Credit Agreement and (d) for the account of each applicable payee, all expenses due and payable under the Restated Credit Agreement on or before the Effectiveness Date in connection with the Loan Documents to be delivered on the Effectiveness Date or otherwise, including, without limitation, the reasonable fees and expenses accrued and invoiced through the Effectiveness Date of Cravath, Swaine & Moore.

          SECTION 6. TERM BORROWINGS; TRANCHE A LETTERS OF CREDIT. (a) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement and subject to the terms and conditions set forth herein and therein, the Additional Lenders and Continuing Lenders having Commitments under the Restated Credit Agreement shall make, and the Borrower shall borrow, (i) Tranche A Term Loans in the amount of the Tranche A Term Loan Commitments of such Lenders and (ii) Tranche B Term Loans in the amount of the Tranche B Term Loan Commitments of such Lenders. All such Loans on the Effectiveness Date shall initially be ABR Loans.

          (b) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement and subject to the conditions set forth herein and therein, the Borrower shall use the proceeds of the Loans made pursuant to paragraph (a) above to repay all the Term Loans outstanding on the Effectiveness Date immediately prior to the effectiveness of the Restated Credit Agreement (the "Outstanding Loans"). Concurrently with such repayment of Term Loans, the Departing Lenders shall cease to be parties to the Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; PROVIDED, HOWEVER, that the Departing Lenders shall continue to be entitled to the benefits of all yield protection, expense reimbursement and indemnity provisions contained in the Credit Agreement as in effect immediately prior to the Closing and shall continue to be bound by Section 9.17 of the Credit Agreement as in effect at such time.

          (c) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement (i) each Additional Lender and each Continuing Lender that is making Loans pursuant to paragraph (a) above shall pay to the Administrative Agent by wire transfer of immediately available funds not later than 11:00 a.m., New York City time, an amount equal to the amount of the Loans being made by such Lender pursuant to paragraph (a) and (ii) the Administrative Agent shall pay to each Departing Lender and to each Continuing Lender the amount of such Lender's Outstanding Loans by wire transfer of immediately available funds to the account designated by such Lender to the Administrative Agent not later than 5:00 p.m., New York City time. The Borrower agrees that if any Lender shall default in the payment of any amount due from it under this Section 6, the Borrower shall promptly pay the defaulted amount to the Administrative Agent by wire transfer of immediately available funds, together with interest on such amount at the Alternate Base Rate from the Effectiveness Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; PROVIDED that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Restated Credit Agreement.

          (d) In the event the Borrower shall specify a date as the Effectiveness Date and the Effectiveness Date shall not occur on such date, the Borrower shall indemnify each Lender for any loss or expense incurred by such Lender as a result of the transactions to have been consummated by such Lender on such proposed Effectiveness Date, in each case determined as set forth in
Section 2.15 of the Restated Credit Agreement in respect of any failure to borrow or prepay any Loan.

          (e) On the Effectiveness Date, upon the effectiveness of the Restated Credit Agreement and subject to the conditions set forth herein and therein, each Fronting Bank having a Tranche A L/C Commitment shall issue (or shall permit to remain outstanding) the Tranche A Letters of Credit set forth opposite its name on Schedule 2.20 to the Restated Credit Agreement, appropriately completed, in each case for the account of the applicable Credit Party specified on such Schedule 2.20.

          SECTION 7. CONDITIONS. The consummation of the transactions set forth in Sections 3, 4, 5 and 6 of this Effectiveness Agreement shall be subject to the satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Fronting Banks, a favorable written opinion of (i) Kelley Drye & Warren LLP, counsel for UCAR, and In-House Counsel of UCAR, collectively, substantially to the effect set forth in Exhibit D-1, and
     (ii) each local counsel listed on Schedule II hereto, substantially to the effect set forth in Exhibit D-2, in each case (A) dated the Effectiveness Date, (B) addressed to the Fronting Banks, the Administrative Agent, the Collateral Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and each of UCAR and the Borrower hereby instructs its counsel to deliver such opinions.

          (b) All legal matters incident to this Agreement, the borrowings and extensions of credit hereunder and the other Loan Documents shall be reasonably satisfactory to the Lenders, to the Fronting Banks, to Cravath, Swaine & Moore, counsel for the Administrative Agent, and, in the case of each Local Facility, to counsel for the Administrative Agent in the jurisdiction of such Local Facility.

          (c) The Administrative Agent shall have received (i) in the case of each domestic Loan Party, each of the items referred to in clauses (A), (B) and (C) below and, in the case of each other Loan Party, as requested by the Administrative Agent, the equivalent documentation in its jurisdiction of organization: (A) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date from such Secretary of State; (B) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effectiveness Date and certifying (w) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Effectiveness Date and at all times since a date immediately prior to the date of the resolutions described in clause (x) below, (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower and the other Credit Parties, the borrowings and issuances of Letters of Credit under the Restated Credit Agreement and the borrowings under the Local Facility Credit Agreements, and that such resolutions have not been modified, rescinded or amended and are in full force and effect,
(y) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (A) above, and (z) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (B) above; and (ii) such other documents as the Lenders, the Fronting Banks, Cravath, Swaine & Moore, counsel for the Administrative
Agent, or, in the case of any Local Facility, counsel for the Administrative Agent in the jurisdiction of such Local Facility, may reasonably request.

          (d) The Administrative Agent shall have received a certificate of the Borrower, dated the Effectiveness Date and signed by a Financial Officer of and on behalf of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Restated Credit Agreement as of the Effectiveness Date.

          (e) The Administrative Agent shall have received from the Borrower or the other Credit Parties, as applicable, all Fees and other amounts due and payable on or prior to the Effectiveness Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower or the other Credit Parties hereunder or under any other Loan Document.

          (f) The Reaffirmation Agreement in the form of Exhibit E hereto shall have been duly executed by each of UCAR, the Borrower and the Subsidiary Guarantors, shall have been delivered to the Collateral Agent and shall be in full force and effect, and each of the Guarantee Agreements and the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

          (g) The Pledge Agreement shall remain in full force and effect, all the outstanding Capital Stock of the Borrower and each domestic Subsidiary, and 65% of the outstanding Capital Stock of each foreign Subsidiary (or, if less, all such Capital Stock) owned directly by the Borrower or any domestic Subsidiary, shall have been duly and validly pledged thereunder to the Collateral Agent for the ratable benefit of the Secured Parties and certificates representing such shares, accompanied in the case of certificated shares by instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Collateral Agent.

          (h) Each outstanding Local Facility Credit Agreement shall have been amended and restated in substantially the form of Exhibit B with such changes therefrom as shall in the judgment of the Administrative Agent be necessary or advisable under applicable law, the Credit Parties under the Local Facilities shall have made or continued borrowings in the amounts and currencies specified in
     Schedule III hereto and the Administrative Agent shall have received evidence satisfactory to it of all the foregoing.

          (i) After giving effect to the transactions contemplated hereby and under the Restated Credit Agreement to occur on the Effectiveness Date, UCAR, the Borrower and the Subsidiaries shall have outstanding no
     Indebtedness other than Loans hereunder, Indebtedness under the Local Facilities, the Senior Subordinated Notes and Indebtedness otherwise permitted under Section 6.01 of the Restated Credit Agreement.

          (j) The Lenders shall have received a reasonably satisfactory consolidated balance sheet of UCAR as of December 31, 1996, together with a certificate of the Borrower, dated the Effectiveness Date and signed by a Financial Officer of the Borrower, to the effect that such statement fairly presents the financial position of UCAR, the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, and the Lenders shall be reasonably satisfied that such balance sheet and the transactions contemplated hereby and thereby and the financing arrangements contemplated hereby are not materially inconsistent with the information or projections and the financial model delivered to the Lenders prior to the date hereof. The Credit Parties shall also have provided such other financial information as the Administrative Agent shall reasonably have requested.

          (k) All requisite material Governmental Authorities and all material third parties shall have approved or consented to the transactions contemplated hereby to the extent required.

          SECTION 8. EFFECTIVENESS; COUNTERPARTS. This Effectiveness Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent. Each of the parties hereto agrees that, notwithstanding any provision of the Credit Agreement to the contrary, the provisions of this Effectiveness Agreement and the Restated Credit Agreement shall as among the parties hereto be effective without regard to whether any Departing Lender shall have executed this Effectiveness Agreement. This Effectiveness Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Collateral Agent, the Fronting Banks and the Lenders. This Effectiveness Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 9. NOTICES. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

          SECTION  10.   APPLICABLE  LAW;   WAIVER  OF  JURY  TRIAL.   (A)  THIS
EFFECTIVENESS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.11 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

          SECTION 11. SECURITY INTERESTS. The Collateral Agent shall reasonably promptly after the Effectiveness Date take such actions as are necessary to release such Liens as presently exist under any Security Document or Local Facility Loan Document but will not be required to be in effect thereunder after the Effectiveness Date. Each Lender hereby authorizes and directs the Collateral Agent to take such actions and to

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execute any such documents as may be reasonably requested by the Borrower or any other Credit Party, and at the expense of the Borrower or such Credit Party, in connection with the termination of such Liens.

          SECTION 12. EXPENSES; INDEMNITY. The Borrower hereby agrees as set forth in Section 9.05 of the Restated Agreement as if such Section were set forth in full herein.


                                   UCAR INTERNATIONAL INC.,

                                   by
                                     /s/ William P. Wiemels
                                     ------------------------------------
                                     Name:  William P. Wiemels
                                     Title: Vice President, Chief Financial
                                            Officer & Treasurer


                                   UCAR GLOBAL ENTERPRISES INC.,

                                   by
                                     /s/ William P. Wiemels
                                     ------------------------------------
                                     Name:  William P. Wiemels
                                     Title: Vice President, Chief Financial
                                     Officer & Treasurer


                                   UCAR HOLDINGS S.A.,

                                   by
                                     /s/ William P. Wiemels
                                     ------------------------------------
                                     Name:  William P. Wiemels
                                     Title: Attorney-in-Fact


                                   UCAR S.p.A.,

                                   by
                                     /s/ William P. Wiemels
                                     ------------------------------------
                                     Name:  William P. Wiemels
                                     Title: Attorney-in-Fact


                                   UCAR ELECTRODOS, S.L.,

                                   by
                                     /s/ William P. Wiemels
                                     ------------------------------------
                                     Name:  William P. Wiemels
                                     Title: Attorney-in-Fact


                                   UCAR INC.,

                                   by



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


                                     /s/ Luke Higgins
                                     ------------------------------------
                                     Name:  Luke Higgins
                                     Title: Financial Director


                                   UCAR MEXICANA S.A. de C.V.,

                                   by
                                     /s/ William P. Wiemels
                                     ------------------------------------
                                     Name:  William P. Wiemels
                                     Title: Attorney-in-Fact


                                   THE CHASE MANHATTAN BANK, individually
                                   and as Fronting Bank, Administrative Agent and Collateral Agent,

                                   by
                                     /s/ James H. Ramage
                                     ------------------------------------
                                     Name:  James H. Ramage
                                     Title: Vice President


                                   ABN AMRO BANK, N.V., NEW YORK
                                   BRANCH, individually and as Co-Agent,

                                   by
                                     /s/ David Mandell
                                     ------------------------------------
                                     Name:  David Mandell
                                     Title: Group Vice President

                                   by
                                     /s/ David Stack
                                     ------------------------------------
                                     Name:  David Stack
                                     Title: Vice President


                                   AMSOUTH BANK OF ALABAMA,

                                   by
                                     /s/ John Hooker
                                     ------------------------------------
                                     Name:  John Hooker
                                     Title: Commercial Banking Officer


                                   BANCA COMMERCIALE ITALIANA,
                                   NEW YORK BRANCH,

                                   by
                                     /s/ Charles Dougherty
                                     ------------------------------------
                                     Name:  Charles Dougherty
                                     Title: Vice President
                                   by
                                     /s/ T. Gallonetto
                                     ------------------------------------
                                     Name:  T. Gallonetto
                                     Title: Assistant Vice President


                                   BANK OF AMERICA ILLINOIS,

                                   by
                                     /s/ Nancy McGraw
                                     ------------------------------------
                                     Name:  Nancy McGraw
                                     Title: Managing Director


                                   BANK OF NEW YORK, individually and as
                                   Co-Agent,

                                   by
                                     /s/ Nancy McEwen
                                     ------------------------------------
                                     Name:  Nancy McEwen
                                     Title: Vice President


                                   THE BANK OF NOVA SCOTIA, individually and as Co-Agent,

                                   by
                                     /s/ J. R. Trimble
                                     ------------------------------------
                                     Name:  J. R. Trimble
                                     Title: Senior Relationship Manager


                                   THE BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY, individually and as Co-Agent,

                                   by
                                     /s/ Nicholas J. Campbell, Jr.
                                     ------------------------------------
                                     Name:  Nicholas J. Campbell, Jr.
                                     Title: Vice President


                                   BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR,

                                   by
                                     /s/ Frederick K. Kammler
                                     ------------------------------------
                                     Name:  Frederick K. Kammler
                                     Title: Vice President

                                   BANQUE NATIONALE DE PARIS,

                                   by
                                     /s/ Richard L. Sted
                                     ------------------------------------
                                     Name:  Richard L. Sted
                                     Title: Senior Vice President

                                   by
                                     /s/ Sophie Revillard Kaufman
                                     ------------------------------------
                                     Name:  Sophie Revillard Kaufman
                                     Title: Vice President


                                   BANQUE PARIBAS, individually and as
                                   Co-Agent,

                                   by
                                     /s/ John J. McCormick, III
                                     ------------------------------------
                                     Name:  John J. McCormick, III
                                     Title: Vice President

                                   by
                                     /s/ Mary T. Finnegan
                                     ------------------------------------
                                     Name:  Mary T. Finnegan
                                     Title: Group Vice President


                                   BHF-BANK AKTIENGESELLSCHAFT,

                                   by
                                     /s/ Linda Pace
                                     ------------------------------------
                                     Name:  Linda Pace
                                     Title: Assistant Vice President

                                   by
                                     /s/ Paul Travers
                                     ------------------------------------
                                     Name:  Paul Travers
                                     Title: Vice President


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, individually and as Co-Agent,

                                   by
                                     /s/ Timothy E. Doyle
                                     ------------------------------------
                                     Name:  Timothy E. Doyle
                                     Title: Managing Director

                                   CORESTATES BANK, N.A.

                                   by
                                     /s/ Brian M. Haley
                                     ------------------------------------
                                     Name:  Brian M. Haley
                                     Title: Vice President


                                   CREDIT AGRICOLE,

                                   by
                                     /s/ Craig Welch
                                     ------------------------------------
                                     Name:  Craig Welch
                                     Title: First Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   individually and as Co-Agent,

                                   by
                                     /s/ Mary E. Collier
                                     ------------------------------------
                                     Name:  Mary E. Collier
                                     Title: Vice President


                                   THE DAI-ICHI KANGYO BANK, LTD.,

                                   by
                                     /s/ Ronald Wolinsky
                                     ------------------------------------
                                     Name:  Ronald Wolinsky
                                     Title: Vice President & Group Leader


                                   FIRST AMERICAN NATIONAL BANK,

                                   by
                                     /s/ Kathryn A. Brothers
                                     ------------------------------------
                                     Name:  Kathryn A. Brothers
                                     Title: Vice President


                                   THE FIRST NATIONAL BANK OF BOSTON,

                                   by
                                     /s/ Harvey H. Thayer, Jr.
                                     ------------------------------------
                                     Name:  Harvey H. Thayer, Jr.
                                     Title: Director

                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA, individually and as Co-Agent,

                                   by
                                     /s/ Henry R. Biedrzycki
                                     ------------------------------------
                                     Name:  Henry R. Biedrzycki
                                     Title: Vice President

                                   by
                                     /s/ Henry R. Biedrzycki
                                     ------------------------------------
                                     Name:  Henry R. Biedrzycki
                                     Title: Vice President


                                   FLEET NATIONAL BANK, individually and as Co-Agent,

                                   by
                                     /s/ Robert C. Rubino
                                     ------------------------------------
                                     Name:  Robert C. Rubino
                                     Title:   Vice President


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION,

                                   by
                                     /s/ Michael McGonigle
                                     ------------------------------------
                                     Name:  Michael McGonigle
                                     Title: Duly Authorized Signatory


                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, individually and as Co-Agent,

                                   by
                                     /s/ Takuya Honjo
                                     ------------------------------------
                                     Name:  Takuya Honjo
                                     Title: Senior Vice President


                                   KREDIETBANK N.V., NEW YORK BRANCH,

                                   by
                                     /s/ Robert Snauffer
                                     ------------------------------------
                                     Name:  Robert Snauffer
                                     Title: Vice President

                                   by
                                     /s/ Garling Lee
                                     ------------------------------------
                                     Name:  Garling Lee
                                     Title: Assistant Treasurer

                                   INSTITUTO BANCARIO SAN PAOLO DI
                                   TORINO SPA,

                                   by
                                     /s/ Robert S. Wurster
                                     ------------------------------------
                                     Name:  Robert S. Wurster
                                     Title: First Vice President

                                   by
                                     /s/ William J. De Angelo
                                     ------------------------------------
                                     Name:  William J. De Angelo
                                     Title: First Vice President


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH, individually
                                   and as Co-Agent,

                                   by
                                     /s/ Shuichi Tajima
                                     ------------------------------------
                                     Name:  Shuichi Tajima
                                     Title: Deputy General Manager


                                   MELLON BANK, N.A.,

                                   by
                                     /s/ Richard K. James
                                     ------------------------------------
                                     Name:  Richard K. James
                                     Title: Vice President


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.

                                   By
                                     /s/ John W. Fraser
                                     ------------------------------------
                                     Name:  John W. Fraser
                                     Title: Authorized Signatory


                                   SENIOR HIGH INCOME PORTFOLIO, INC.

                                   By
                                     /s/ John W. Fraser
                                     ------------------------------------
                                     Name:  John W. Fraser
                                     Title: Authorized Signatory

                                   OCTAGON CREDIT INVESTORS LOAN
                                   PORTFOLIO (a unit of The Chase Manhattan
                                   Bank),

                                   by
                                     /s/ Joyce C. DeLucca
                                     ------------------------------------
                                     Name:  Joyce C. DeLucca
                                     Title: Managing Director


                                   PNC BANK, National Association,

                                   by
                                     /s/ Lawrence W. Jacobs
                                     ------------------------------------
                                     Name:  Lawrence W. Jacobs
                                     Title: Vice President


                                   ROYAL BANK OF SCOTLAND,

                                   by
                                     /s/ Russell M. Gibson
                                     ------------------------------------
                                     Name:  Russell M. Gibson
                                     Title: Vice President and Deputy Manager


                                   THE SAKURA BANK, LTD.,

                                   by
                                     /s/ Yoshikazu Nagura
                                     ------------------------------------
                                     Name:  Yoshikazu Nagura
                                     Title: Vice President


                                   THE SANWA BANK, LIMITED -
                                   NEW YORK BRANCH,

                                   by
                                     /s/ Dominic J. Sorresso
                                     ------------------------------------
                                     Name:  Dominic J. Sorresso
                                     Title: Vice President


                                   SOCIETE GENERALE,

                                   by
                                     /s/ Robert Petersen
                                     ------------------------------------
                                     Name:  Robert Petersen
                                     Title: Vice President

                                   by

                                     ------------------------------------
                                     Name:
                                     Title:


                                   THE SUMITOMO BANK, LTD.,

                                   by
                                     /s/ John C. Kissinger
                                     ------------------------------------
                                     Name:  John C. Kissinger
                                     Title: Joint General Manager


                                   THE TOKAI BANK, LIMITED - NEW YORK
                                   BRANCH,

                                   by
                                     /s/ Kaoru Oda
                                     ------------------------------------
                                     Name:  Kaoru Oda
                                     Title: Assistant General Manager


                                   THE TRAVELERS INDEMNITY COMPANY,

                                   by
                                     /s/ John W. Petchler
                                     ------------------------------------
                                     Name:  John W. Petchler
                                     Title: Second Vice President


                                   THE TRAVELERS INSURANCE COMPANY,

                                   by
                                     /s/ John W. Petchler
                                     ------------------------------------
                                     Name:  John W. Petchler
                                     Title: Second Vice President


                                   THE TRAVELERS LIFE AND ANNUITY
                                   COMPANY,

                                   by
                                     /s/ John W. Petchler
                                     ------------------------------------
                                     Name:  John W. Petchler
                                     Title: Second Vice President

                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST,

                                   by
                                     /s/ Kathleen A. Zarn
                                     ------------------------------------
                                     Name:  Kathleen A. Zarn




                                                            SCHEDULE I

                                                 PARTICIPATING AND DEPARTING BANKS




CONTINUING LENDERS
------------------

THE CHASE MANHATTAN BANK                AMSOUTH BANK OF ALABAMA                        BANCA COMMERCIALE ITALIANA, NEW
                                                                                       YORK BRANCH

BANK OF AMERICA ILLINOIS                BANK OF NEW YORK                               THE BANK OF NOVA SCOTIA

THE BANK OF TOKYO-MITSUBISHI,           BANQUE FRANCAISE DU COMMERCE                   BANQUE PARIBAS
LTD., NEW YORK BRANCH                   EXTERIEUR

BHF-BANK AKTIENGESELLSCHAFT             CANADIAN IMPERIAL BANK OF COMMERCE             CREDIT LYONNAIS NEW YORK BRANCH

THE DAI-ICHI KANGYO BANK, LTD.,         THE FIRST NATIONAL BANK OF BOSTON              FIRST UNION NATIONAL BANK OF NORTH
                                                                                       CAROLINA

FLEET NATIONAL BANK                     GENERAL ELECTRIC CAPITAL CORPORATION           KREDIETBANK N.V., NEW YORK BRANCH

THE LONG-TERM CREDIT BANK OF            MERRILL LYNCH SENIOR FLOATING RATE             MERRILL LYNCH SENIOR HIGH INCOME
JAPAN, LIMITED, NEW YORK                FUND, INC.                                     PORTFOLIO
BRANCH

OCTAGON CREDIT INVESTOR LOAN            THE SAKURA BANK, LTD.                          THE TRAVELERS INDEMNITY COMPANY
PORTFOLIO

THE TRAVELERS INSURANCE                 THE TRAVELERS LIFE AND ANNUITY                 VAN KAMPEN AMERICAN CAPITAL PRIME
COMPANY                                 COMPANY                                        RATE INCOME TRUST



NEW LENDERS
-----------

ABN AMRO BANK N.V., NEW YORK            BANQUE NATIONALE DE PARIS                      CORESTATES BANK, N.A.
BRANCH



                                                               -16-



CREDIT AGRICOLE                         FIRST AMERICAN NATIONAL BANK                   INSTITUTO BANCARIO SAN PAOLO DI
                                                                                       TORINO SPA

MELLON BANK, N.A.                       THE PNC BANK                                   ROYAL BANK OF SCOTLAND

THE SANWA BANK LIMITED NEW              SOCIETE GENERALE                               THE SUMITOMO BANK, LTD.
YORK BRANCH

THE TOKAI BANK, LIMITED - NEW
YORK BRANCH



DEPARTING LENDERS
-----------------

Each Lender party to the Credit Agreeement and not a Continuing Lender.

                                   SCHEDULE II

                             Local Counsel Schedule
                             ----------------------

Canada:
Michael Harquail
Blake Cassels & Graydon
Commerce Court West
Toronto, Ontario
M5L1A9
Fax # 416-863-2653
Tel # 416-863-2929

Italy:
Alessandro Giuliani
Gianni, Origoni & Partners
885 Third Avenue
New York, NY
Fax # 212-826-2519
Tel # 212-826-2515

France:
Philippe Xavier-Bender
Gide Loyrette Nouel
Swiss Bank Tower
10 East 50th Street
New York, NY 10022
Fax # 212-644-1205
Tel #212-644-1201

Spain:
Fernando Perez de la Sota
Uria & Menendez
712 Fifth Avenue, 30th Floor
New York, NY 10019
Fax # 212-801-3465
Tel # 212-801-3460

                                  Schedule III
                         To The Effectiveness Agreement




            COMPANY                                           BORROWINGS

===========================================================================
1.    UCAR HOLDINGS S.A.                                    $130,600,000.00
---------------------------------------------------------------------------
2.    UCAR INC.                                              $19,900,000.00
---------------------------------------------------------------------------
3.    UCAR S.P.A.                                            $31,200,000.00
---------------------------------------------------------------------------
4.    UCAR ELECTRODOS S.L.                                   $32,300,000.00
===========================================================================

                                                                       EXHIBIT B
                                                  TO THE EFFECTIVENESS AGREEMENT



                                    LOCAL FACILITY CREDIT  AGREEMENT dated as of
                           [DATE], among [BORROWER], a [DESCRIBE BORROWER] (the "Borrower"), the financial institutions listed on
                           Schedule 2.01 (the "Lenders"), and THE CHASE MANHATTAN BANK, as agent (in such capacity, the "Administrative Agent") for the Lenders.


          The Borrower has requested the Lenders to extend credit in the form of Loans (such term and each other capitalized term used but not defined herein having the meaning assigned to it in Article I) in an aggregate principal amount at any time outstanding not in excess of $[AMOUNT] (or the equivalent of such amount in Local Currency). The Loans will continue or replace existing loans of the Lenders to the Borrower.

          The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:


ARTICLE I.  DEFINITIONS

          SECTION 1.01. Defined Terms. All capitalized terms used but not defined herein shall have the meanings given such terms in the U.S. Credit Agreement. As used in this Agreement, the following terms shall have the meanings specified below:

          "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

          "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of
Article II.

          "Adjusted  LIBO  Rate"  shall  have the  meaning  given  such  term in
Schedule 2.06.1

          "Adjusted Outstanding Principal Amount" shall mean the sum of (a) the aggregate outstanding principal amount of all Loans denominated in Dollars plus the Interest Component in respect of such Loans and (b) the Dollar Equivalent of the aggregate outstanding principal amount of all Loans denominated in Local Currency plus the Foreign Currency Component in respect of such Loans.

          "Aggregate Available Amount" shall mean at any time the aggregate undrawn Stated Amounts under the Letters of Credit in effect at such time.

          "Alternate  Base  Rate"  shall  have the  meaning  given  such term in
Schedule  2.06.1/
               -



 --------

     1 Schedule 2.06 will specify applicable pricing conventions in the jurisdiction of each Local Facility Credit Agreement.

          "Applicable Percentage" shall mean, in the case of any Lender, a fraction, expressed as a decimal, of which the numerator is equal to the principal amount (or, in the case of Loans denominated in Local Currency, the Dollar Equivalent of the principal amount) of the outstanding Loans of such Lender and the denominator is equal to the principal amount (or, in the case of Loans denominated in Local Currency, the Dollar Equivalent of the principal amount) of all the outstanding Loans.

          "Assignment and Acceptance"  shall have the meaning given such term in
Section 9.04(b).

          "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banks in [insert principal financial center in jurisdiction of Local Currency] are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Calculation Date" shall mean the last Business Day of each calendar month, provided that at the request of the Administrative Agent or the Borrower the Calculation Date may occur more frequently.

          "Closing Date" shall mean the date of the first Borrowing hereunder.

          "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

          "Dollar Equivalent" shall mean, on any date of determination, with respect to any amount in Local Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent using the Exchange Rate then in effect as determined pursuant to Section 1.03.

          "Dollars" or "$" shall mean United States dollars.

          "Eurocurrency   Borrowing"   shall  mean  a  Borrowing   comprised  of
Eurocurrency Loans.

          "Eurocurrency Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

          "Event of Default" shall have the meaning given such term in Article VII.

          "Exchange Rate" shall mean, with respect to Local Currency on any date, the rate at which Dollars may be exchanged into Local Currency, as set forth on such date on the applicable Reuters currency page. In the event that such rate does not appear on the applicable Reuters currency page, the Exchange Rate with respect to Local Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such Exchange Rate shall instead be the Administrative Agent's spot rate of exchange in the London interbank market or other market where the Administrative Agent's foreign currency exchange operations in respect of Local Currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of Local Currency with Dollars for delivery two Business Days later; PROVIDED, HOWEVER, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

          "Existing Agreement" shall mean [identify existing local facility credit agreement].

          "Exposure" shall mean at any time the sum of (a) the aggregate outstanding amount of the principal of, and all interest accrued but unpaid on, the Loans denominated in Dollars, (b) the Dollar Equivalent of the aggregate outstanding amount of the principal of, and all interest accrued but unpaid on, the Loans denominated in Local Currency and (c) all other obligations and liabilities of the Borrower to the Administrative Agent or the Lenders then due under this Agreement or any other Loan Document, including any and all fees and, to the extent invoiced, indemnities, costs, expenses or other amounts.

          "Foreign Currency Component" shall mean, with respect to the principal amount of any Loan or Loans denominated in Local Currency, an amount in Dollars equal to 5.00% of the Dollar Equivalent of such amount.

          "Fronting Bank" shall mean The Chase Manhattan Bank or any other person acting as Fronting Bank in respect of a Letter of Credit.

          "Global"  shall  mean  UCAR  Global   Enterprises   Inc.,  a  Delaware
corporation.

          "Interest Component" shall mean, with respect to the principal amount of any Loan or Loans denominated in Dollars, an amount equal to 1.03333333333% of such principal amount.

          "Interest Payment Date" shall mean, (a) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than one month's duration, each day that would have been an Interest Payment Date had successive Interest Periods of one month's duration been applicable to such Borrowing, and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and (b) with respect to any ABR Loan, the last Business Day of each month.

          "Interest Period" shall mean as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect and the date such Borrowing is converted to a Borrowing of a different Type in accordance with
Section 2.10 or repaid or prepaid in accordance with Section 2.11 or 2.12; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding
Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

          "L/C Disbursement" shall mean a payment or disbursement by a Fronting Bank pursuant to a Letter of Credit.

          "Letter of Credit" shall mean each letter of credit in substantially the form of Exhibit A hereto issued by a Fronting Bank under the U.S. Credit Agreement for the benefit of the Administrative Agent on behalf of the Lenders.

          "Loan Documents" shall mean this Agreement, the Letter of Credit, the Notes and the Security Documents.

          "Loan Parties" shall mean the Borrower, Global and each Affiliate of any of them that is party to any Loan Document.

          "Loans" shall mean the loans made by the Lenders to the Borrower pursuant to Section 2.01. Each Loan shall be a Eurocurrency Loan or an ABR Loan.

          "Local Currency" or "[insert symbol for local currency]" shall mean [identify local currency].

          "Local Currency Equivalent" shall mean, on any date of determination, with respect to any amount in Dollars, the equivalent in Local Currency of such amount, determined by the Administrative Agent using the Exchange Rate then in effect as determined pursuant to Section 1.03.

          "Maturity Date" shall mean the date that is the sixth Business Day prior to December 31, 2001.

          "Note" shall mean any promissory note of the Borrower issued pursuant to this Agreement.

          "Parent Guarantee Agreement" shall mean the Guarantee Agreement of Global, substantially in the form of Exhibit B, made by Global in favor of the Administrative Agent for the benefit of the Lenders.

          "Required Lenders" shall mean, at any time, Lenders having Loans (or, prior to the initial Borrowing hereunder, committed to make Loans) representing at least 51% of the sum of all Loans outstanding at such time (or to be outstanding).

          "Reset Date" shall have the meaning given such term in Section 1.03.

          "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

          "Security Documents" shall mean the Parent Guarantee Agreement and each document set forth on Schedule 1.01 and each of the guarantees, security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11 of the U.S. Credit Agreement.

          "Standard Time" shall mean [SPECIFY APPLICABLE TIME ZONE].

          "Stated Amount" shall mean, with respect to any Letter of Credit at any time, the Stated Amount under (and as defined in) such Letter of Credit at such time, as adjusted in accordance with the terms of such Letter of Credit.

          "Subsidiary" shall mean any subsidiary of the Borrower.

          "Testing Date" shall have the meaning given such term in Section 1.03.

          "Transactions" shall mean the execution, delivery and performance by the Borrower and the Subsidiaries of each of the Loan Documents and the borrowings hereunder and the other transactions contemplated hereby and by the other Loan Documents.

          "Type", when used in respect of any Loan or Borrowing, shall refer to the currency in which such Loan or Borrowing is denominated and the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

          "U.S. Credit Agreement" shall mean the Credit Agreement dated as of the date hereof among UCAR International Inc., UCAR Global Enterprises Inc., the lenders named therein, the fronting banks named therein and The Chase Manhattan Bank, as administrative agent and collateral agent thereunder, which is attached hereto as Exhibit D.

          SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

          SECTION 1.03. Currency Equivalents; Currency Fluctuations. Not later than 1:00 p.m., Standard Time, on each Calculation Date, the Administrative Agent shall (a) determine the Exchange Rate as of such Calculation Date and (b) give notice thereof to the Borrower and the Lenders. The Exchange Rate so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (each a "Reset Date"), shall remain effective until the next succeeding Reset Date and shall during the period of its effectiveness be employed in making any computation of currency equivalents required to be made under this Agreement (other than any computation required under Article VII or Section 9.16). Not later than 10:00 a.m., Standard Time, on the Closing Date and on the date of each prepayment under Section 2.12 (each such date, a "Testing Date"), the Administrative Agent shall (i) determine the Dollar Equivalent, based on the Exchange Rate in effect as provided in the preceding sentence, of each Loan then outstanding that is denominated in Local Currency (after giving effect to any Loan made or repaid on such date) and (ii) notify the Borrower and the Lenders of the results of such determination.

ARTICLE II.  THE CREDITS

          SECTION 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, on the Closing Date, to make to the Borrower the Loans set forth opposite its name on Schedule 2.01

(or, in the case of any Loan indicated on such Schedule 2.01 to be outstanding under the Existing Agreement, to continue such Loan as a Loan hereunder)2.

          (b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, at any time prior to the Maturity Date (i) subject to the simultaneous prepayment of any Borrowing or portion of a Borrowing denominated in Dollars in accordance with Section 2.11, to make a Loan to the Borrower denominated in Local Currency in a principal amount not to exceed such Lender's Applicable Percentage of the Local Currency Equivalent of the principal amount so prepaid and (ii) subject to the simultaneous prepayment of any Borrowing or portion of a Borrowing denominated in Local Currency in accordance with Section 2.11, to make a Loan to the Borrower denominated in Dollars in a principal amount not to exceed such Lender's Applicable Percentage of the Dollar
Equivalent of the principal amount so prepaid; provided, that after giving effect to any Loan so made and to any such simultaneous prepayment, neither the Adjusted Outstanding Principal Amount nor the Exposure shall exceed the Aggregate Available Amount.

          (c) The failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).

          SECTION 2.02. Loans. (a) Subject to Sections 2.08 and 2.14, each Borrowing shall be comprised entirely of Eurocurrency Loans (or, in the case of any Loan denominated in Dollars, ABR Loans) as the Borrower may request pursuant to Section 2.03 or 2.09. Each Lender may at its option make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.12 or Section 2.18 in respect of increased costs arising as a result of such exercise. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing which, if made, would result in more than six Eurocurrency Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

          (b) Each Lender shall make each Loan to be made by it hereunder on any date by wire transfer to such account as the Administrative Agent may designate in same day funds not later than 11:00 a.m., Standard Time, and the Administrative Agent shall by 12:00 (noon), Standard Time, credit the amounts so received to an account designated by the Borrower or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, the Administrative Agent shall return the amounts so received to the respective Lenders.

          (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on such date in accordance with paragraph
(b) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such


--------

     2 The amounts of the Loans made or continued on the Closing Date will be such that the Adjusted Outstanding Principal Amount will not exceed the Aggregate Available Amount.

amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds in the applicable currency (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

          SECTION 2.03. Borrowing Procedure. In order to request a Borrowing on any date, the Borrower shall hand deliver or telecopy to the Administrative Agent a written notice (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Standard Time, three Business Days before such date, and (b) in the case of an ABR Borrowing, not later than 12:00 noon, Standard Time, one Business Day before such date; provided, however, that in the case of any Borrowing to be made or continued on the Closing Date such notice may, at the discretion of the Administrative Agent, be delivered later than the times specified above. Each such notice shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) the currency in which such Borrowing is to be denominated, which shall be Dollars or Local Currency, (ii) in the case of a Borrowing denominated in Dollars, whether such Borrowing is to be a Eurocurrency Borrowing or an ABR Borrowing; (iii) the date of such Borrowing (which shall be a Business Day), (iv) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (v) the amount of such Borrowing; and (vi) if such Borrowing is to be a Eurocurrency Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any such notice, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of a Borrowing denominated in Dollars is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurocurrency Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly (and in any event on the same day that the Administrative Agent receives such notice, if received by 1:00 p.m., Standard Time, on such day) advise the Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof) and of each Lender's portion of the requested Borrowing.

          SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The outstanding principal balance of each Loan shall be payable as provided in
Section 2.10. Each Loan shall bear interest from the Closing Date on the outstanding principal balance thereof as set forth in Section 2.06.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraphs
(b) and (c) of this Section 2.04 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

          SECTION 2.05. Notes. Notwithstanding any other provision of this Agreement, in the event that any Lender shall so request, the Borrower shall execute and deliver to such Lender a Note payable to such Lender and its registered assigns representing its interests under this Agreement, and the interests represented by that Note shall at all times thereafter (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more Notes payable to the payee named therein or its registered assigns.

          SECTION  2.06.  Interest on Loans.  (a) Subject to the  provisions  of
Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate.

          (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus 0.25%.

          (c) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan and on the Maturity Date, except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to (a) in the case of the principal of or interest on any Loan, the rate that would otherwise be applicable to such Loan plus 2.00% per annum, and (b) in the case of any other amount, the Alternate Base Rate plus 2.00% per annum.

          SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing the Administrative Agent shall have determined that deposits in the applicable currency in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurocurrency Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurocurrency Borrowing pursuant to Section 2.03 or 2.09 shall, in the case of a Borrowing denominated in Dollars, be deemed to be a request for an ABR Borrowing and shall, in the case of a Borrowing denominated in Local Currency, be disregarded. In the event that an outstanding Borrowing denominated in Local Currency cannot be continued into a new Interest Period by reason of the immediately preceding sentence, such Borrowing shall, at the end of the Interest Period in effect therefor, be replaced with a Borrowing denominated in Dollars as provided in Section 2.01(b) or prepaid. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.09. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 12:00 (noon), Standard Time, one Business Day prior to conversion, to convert any Eurocurrency Borrowing denominated in Dollars into an ABR Borrowing, (b) not later than 10:00 a.m., Standard Time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurocurrency Borrowing denominated in Dollars or to continue any Eurocurrency Borrowing as a Eurocurrency Borrowing denominated in the same currency for an additional Interest Period, and (c) not later than 10:00 a.m., Standard Time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurocurrency Borrowing to another permissible Interest Period, subject in each case to the following:

          (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

          (ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and (b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

          (iii) each conversion shall be effected by each Lender by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on a Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

          (iv) if any Eurocurrency Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15;

          (v) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurocurrency Borrowing;

          (vi) any portion of a Eurocurrency Borrowing which cannot be converted into or continued as a Eurocurrency Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing; and

          (vii) no Interest Period may be selected for any Eurocurrency Borrowing that would end later than the Maturity Date.

          Each notice pursuant to this Section 2.09 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurocurrency Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurocurrency Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurocurrency Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.09 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.09 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.09 to convert such Borrowing), the Borrower shall be deemed to have given notice (i) in the case of a

Borrowing denominated in Dollars, to convert such Borrowing into or continue such Borrowing as an ABR Borrowing and (ii) in the case of a Borrowing denominated in Local Currency, to continue such Borrowing for an additional Interest Period of one month's duration.

          SECTION 2.10. Repayment of Borrowings. The Borrowings shall be payable as to principal on the Maturity Date.

          SECTION 2.11. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days' prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent before 11:00 a.m., Standard Time; provided, however, that each partial prepayment shall be in an amount which is (i) in the case of a Borrowing denominated in Dollars, an integral multiple of $1,000,000 and (ii) in the case of a Borrowing denominated in Local Currency, at least the Local Currency Equivalent of $1,000,000.

          (b) In the event the Borrower shall reduce the Stated Amount of any Letter of Credit in accordance with the terms thereof, the Borrower shall simultaneously prepay Loans in such amounts as shall be necessary in order that neither the Adjusted Outstanding Principal Amount nor the Exposure shall exceed the Aggregate Available Amount.

          (c) If on any Reset Date or on any Testing Date (after giving effect to any Loans to be made or repaid on such date), the Exposure exceeds the Aggregate Available Amount, then the Administrative Agent shall promptly notify the Borrower of such excess. Not later than four Business Days after receiving such notice the Borrower shall prepay Loans and otherwise reduce the Exposure in such amounts as shall be necessary in order that neither the Adjusted
Outstanding Principal Amount nor the Exposure shall exceed the Aggregate Available Amount.

          (d) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this
Section 2.11 shall be subject to Section 2.14 but otherwise without premium or penalty. All prepayments under this Section 2.11 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

          SECTION 2.12. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender in respect of the principal of or interest on any Eurocurrency Loan made by such Lender or any other amounts payable hereunder (other than changes in respect of (i) taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein and (ii) any Taxes described in Section 2.18), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets or deposits with or for the account of or credit extended by such Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or the interbank Eurocurrency market any other condition affecting this Agreement or any Eurocurrency Loans of such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making any Eurocurrency Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then from time to time the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) made or issued after the date hereof by any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or its obligations pursuant hereto to a level below that which such Lender or such Lender's holding company would have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender upon demand such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of each Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Borrower through the Administrative Agent and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

          (d) In the event any Lender  delivers a notice  pursuant to  paragraph
(e) below,  the Borrower may require,  at the Borrower's  expense and subject to
Section 2.14, such Lender to assign, at par plus accrued interest and fees, without recourse (in accordance with Section 9.04) all its interests, rights and obligations hereunder (including all the Loans at the time owing to it) to a financial institution specified by the Borrower; provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the Borrower shall have received the written consent of the Administrative Agent to such assignment, and
(iii) the Borrower shall have paid to the assigning Lender all monies accrued and owing hereunder to it (including pursuant to this Section 2.12) .

          (e) Promptly after any Lender has determined, in its sole judgment, that it will make a request for increased compensation pursuant to this Section 2.12, such Lender will notify the Borrower thereof. Failure on the part of any Lender so to notify the Borrower or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period; provided that the Borrower shall not be under any obligation to compensate any Lender under paragraph (b) above with respect to increased costs or reductions with respect to any period prior to the date that is six months prior to such request if such Lender knew or could reasonably have been expected to be aware of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any law, regulation, rule, guideline or directive as aforesaid within such six month period. The protection of this Section 2.12 shall be available to each Lender regardless of any possible contention as to the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

          SECTION 2.13. Change in Legality. (a) Notwithstanding any other provision herein, if the adoption of or any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

          (i) declare that Eurocurrency Loans will not thereafter be made by such Lender hereunder, whereupon any request for a Eurocurrency Borrowing denominated in Dollars, shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn and any request for a Eurocurrency Borrowing denominated in Local Currency shall be disregarded; and

          (ii) require that all outstanding Eurocurrency Loans made by it be converted into or replaced as contemplated by Section 2.01(b) with ABR Loans or prepaid, in which event all such Eurocurrency Loans shall be so converted to or replaced with ABR Loans on or prior to the effective date of such notice as provided in paragraph (b) below or, if not so converted or replaced, prepaid.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay any ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans.

          (b) For purposes of this Section 2.13, a notice to the Borrower by any Lender shall be effective as to each Eurocurrency Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

          SECTION 2.14. Indemnity. The Borrower shall indemnify each Lender against any loss or expense (other than taxes) which such Lender may sustain or incur as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing or proposed Borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by the Borrower to borrow, convert or continue any Loan hereunder after irrevocable notice of such Borrowing, conversion or continuation has been given pursuant to Section 2.03 or 2.09, (c) any payment, prepayment or conversion of a Eurocurrency Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (e) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurocurrency Loan. Such loss or reasonable expense shall exclude loss of margin hereunder but shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the Adjusted LIBO Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow, convert or continue to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.14 (and the reasons therefor) shall be delivered to the Borrower through the Administrative Agent and shall be conclusive absent manifest error.

          SECTION 2.15. Pro Rata Treatment. Except as required under Section 2.13, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans (or, prior to the making of the initial Loans, the amounts of the Loans to be made by them, as set forth in Schedule 2.01). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing, computed in accordance with Section 2.01, to the next higher or lower whole unit of Dollars or Local Currency, as the case may be.

          SECTION 2.16. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code, or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section
2.16 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

          SECTION 2.17. Payments. (a) The Borrower shall make each payment without set-off or counterclaim (including principal of or interest on any Borrowing or any other amounts) hereunder, under any Note and under any other Loan Document not later than 12:00 (noon), local time at the place of payment, on the date when due in immediately available funds. Each such payment shall be made to the Administrative Agent at its offices at [ADDRESS OF LOCAL OFFICE OF THE CHASE MANHATTAN BANK]. Each such payment shall be made in Dollars or Local Currency as applicable.

          (b) Whenever any payment (including principal of or interest on any Borrowing or any other amount) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day (except in the case of payment of principal of a Eurocurrency Borrowing if the effect of such extension would be to extend such payment into the next succeeding month, in which event such payment shall be due on the immediately preceding Business Day), and such extension of time shall in such case be included in the computation of interest, if applicable.

          SECTION 2.18 Taxes. (a) Any and all payments by the Borrower to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Administrative Agent, taxes that would not be imposed but for a connection between such Lender or the Administrative Agent (as the case may be) and the jurisdiction imposing such tax, other than a connection arising solely by virtue of the activities of such Lender or the Administrative Agent (as the case may be) pursuant to or in respect of this Agreement or under any other Loan Document, including entering into, lending money or extending credit pursuant to, receiving payments under, or enforcing, this Agreement or any other Loan Document, and (ii) in the case of each Lender and the Administrative Agent, any withholding taxes payable in the jurisdiction of the Lender with respect to payments made hereunder or under the other Loan Documents under the laws (including any statute, treaty, ruling, determination or regulation) in effect on the Initial Date (as hereinafter defined) applicable to such Lender or the Administrative Agent, as the case may be, but not excluding any such withholding taxes payable in the jurisdiction of the Lender solely as a result of any change in such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). For purposes of this
Section 2.18, the term "Initial Date" shall mean (i) in the case of the Administrative Agent or any Lender, the date on which such person became a party to this Agreement and (ii) in the case of any assignment including any assignment by a Lender to a new lending office, the date of such assignment. If any Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder or under any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.18) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The Borrower shall not, however, be required to pay any amounts pursuant to clause (i) of the preceding sentence to any Lender or the Administrative Agent (in the case of payments to be made by the Borrower) if such Lender or the Administrative Agent fails to comply with the requirements of paragraphs (f) and (g) of this Section 2.18).

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

          (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.18) paid by such Lender or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses including reasonable attorney's fees and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability prepared by a Lender or the Administrative Agent, absent manifest error, shall be final, conclusive and binding for all purposes; PROVIDED, HOWEVER, that if the Borrower reasonably believes that such Taxes or Other Taxes were not correctly or legally asserted, such Lender or the Administrative Agent, as the case may be, shall use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes or Other Taxes. Such indemnification shall be made within 10 days after the date any Lender or the Administrative Agent, as the case may be, makes written demand therefor. If a Lender or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, pursue or timely claim such refund at the Borrower's expense. If any Lender or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender or the Administrative Agent has received payment from the Borrower hereunder, it shall promptly repay such refund (plus any interest received) to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.19 with respect to the Taxes or Other Taxes giving rise to such refund); provided that the Borrower, upon the request of such Lender or the Administrative Agent, agrees to return such refund (plus any penalties, interest or other charges required to be paid) to such Lender or the Administrative Agent in the event such Lender or the Administrative Agent is required to repay such refund to the relevant taxing authority.

          (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent, at its address referred to in Schedule 2.01, the original or a certified copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.18 shall survive the payment in full of principal and interest hereunder and the termination of the commitments of the Lenders hereunder.

          (f) Each Lender and the Administrative Agent that is claiming such additional amounts agrees that within a reasonable period of time following the request of the Borrower it will, to the extent it is legally entitled to a reduction in the rate of or exemption from withholding taxes in the jurisdiction of the Borrower, deliver to the Borrower and the Administrative Agent any form or document required under the laws, regulations, official interpretations or treaties enacted by, made or entered into with such jurisdiction properly completed and duly executed by such Lender or the Administrative Agent establishing that any payments hereunder are exempt from withholding tax or subject to a reduced rate of withholding tax in such jurisdiction as the case may be; provided that, in the sole determination of such Lender or the Administrative Agent, such form or document shall not be otherwise disadvantageous to such Lender or the Administrative Agent.

          (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.18 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested in writing by the Borrower to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

          (h) Nothing contained in this Section 2.18 shall require any Lender or the Administrative Agent to make available any of its tax returns (or any other information that it reasonably deems to be confidential or proprietary).


ARTICLE III.  REPRESENTATIONS AND WARRANTIES

          The Borrower hereby makes and confirms each representation and warranty made in the U.S. Credit Agreement to the extent it relates to the Borrower or any Subsidiary and in addition represents and warrants to each of the Lenders that:

          SECTION 3.01. Use of Proceeds. (a) The Borrower will use the proceeds of the Loans only for the purposes specified in the preamble to this Agreement.

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

          SECTION 3.02. Exchange Controls. There do not exist any exchange controls or other restrictions on the Borrower or any Subsidiary that could materially and adversely affect the Borrower's ability to perform its obligations hereunder, under any other Loan Document or under the U.S. Credit Agreement.

ARTICLE IV.  CONDITIONS OF LENDING

          The obligations of the Lenders to make the Loans hereunder on the Closing Date are subject to the satisfaction of the following conditions:

          (a) The Administrative Agent shall have received a notice of borrowing as required by Section 2.03.

          (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) The Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after the borrowing on the Closing Date, no Event of Default or Default shall have occurred and be continuing.

          (d) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs
     (b) and (c) above.

          (e) The Administrative Agent shall have received all amounts due and payable hereunder or under any other Loan Document on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

          (f) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of [ ], counsel for the Borrower, substantially to the effect set forth in Exhibit C (i) dated the Closing Date, (ii) addressed to the Administrative Agent, the Lenders and each Fronting Bank, and (iii) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and the Borrower hereby instructs such counsel to deliver such opinion.

          (g) All legal matters incidental to this Agreement, the other Loan Documents and the Transactions shall be reasonably satisfactory to the Lenders and to counsel for the Administrative Agent.

          (h) The Administrative Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other governing body of the Borrower authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (B) as to the incumbency and specimen signature of each officer of the Borrower executing any Loan Document or any other document delivered in connection herewith; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and (iii) such other documents as the Lenders or counsel for the Administrative Agent, may reasonably request.

          (i) The Parent Guarantee Agreement and each of the Security Documents set forth in Schedule 1.01 as being delivered on the Closing Date shall have been duly executed by the parties thereto and delivered to the Administrative Agent and shall be in full force and effect.

          (j) Each Letter of Credit set forth on Schedule 4.01 shall have been duly issued and delivered by the applicable Fronting Bank set forth on
     Schedule 4.01 to the Administrative Agent and the Aggregate Available Amount shall be not less than the sum of (i) the aggregate principal amount of the Dollar Loans to be made on the Closing Date and the Interest Component in respect thereof and (ii) the Dollar Equivalent of the Local Currency Loans to be made on the Closing Date and the Foreign Currency Component in respect thereof.

          (k) The Existing Agreement shall have been or shall simultaneously be terminated and all amounts outstanding thereunder (including all interest accrued on loans outstanding thereunder to the Closing Date) paid in full (or, in the case of the principal of loans outstanding thereunder, continued as Loans hereunder).


ARTICLE V.  AFFIRMATIVE COVENANTS

          The Borrower hereby covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the commitments of the Lenders hereunder have been terminated and the principal of and interest on each Loan and all other expenses or amounts payable under any Loan Document (other than the Parent Guarantee Agreement) shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries to, comply with each covenant set forth in
Article V of the U.S. Credit Agreement to the extent it relates to the Borrower or any Subsidiary, and in addition will, and will cause each of the Subsidiaries to:

          SECTION 5.01. Notices. Furnish to the Administrative Agent and each Lender prompt written notice of any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto.

          SECTION 5.02. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the preamble to this Agreement.

          SECTION 5.03. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing financing statements) that may be required under applicable law or any Security Document, or which the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject only to Liens permitted by Section 6.02 of the U.S. Credit Agreement) of the security interests created or intended to be created by the Security Documents. In addition, from time to time, the Borrower and the Subsidiaries will, at their cost and expense, on or promptly (but in any event within 10 Business Days) following the date of acquisition by the Borrower or any Subsidiary of any new subsidiary (subject to the receipt of required consents from Governmental Authorities and required consents of other third parties), promptly secure the Obligations (as defined in the Parent Guarantee Agreement) by causing the following to occur: (i) promptly upon creating or acquiring any additional subsidiary, the Capital Stock of such subsidiary will be pledged pursuant to a pledge agreement reasonably satisfactory in form and substance to the Administrative Agent and (ii) such subsidiary will become a guarantor of the Obligations pursuant to a subsidiary guarantee agreement reasonably satisfactory in form and substance to the Administrative Agent. In connection with the creation of such security interests and Liens, under the Security Documents, the Borrower and the Subsidiaries shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section 5.03. The Borrower agrees to provide, and to cause each Subsidiary to provide, such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

ARTICLE VI.  NEGATIVE COVENANTS

          The Borrower hereby covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the commitments of the Lenders hereunder have been terminated and the principal of and interest on each Loan and all other expenses or amounts payable under any Loan Document (other than the Parent Guarantee Agreement) have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to, fail to comply with each covenant set forth in Article VI of the U.S. Credit Agreement to the extent it relates to the Borrower or any Subsidiary, and in addition will not, and will not cause or permit any of the Subsidiaries to:

          SECTION  6.01.  Aggregate  Available  Amount.   Permit  the  Aggregate
Available Amount at any time to be less than the Exposure at such time.

          SECTION 6.02. Replacement Fronting Bank. Fail, within 60 days of receipt of written notice from the Required Lenders requesting the replacement of any Fronting Bank whose long term credit deposits rating has been downgraded by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service Inc. ("Moody's") and who as a result has a rating of less than A from S&P and a rating of less than A2 from Moody's to replace such Fronting Bank and each Letter of Credit issued thereby with one or more Fronting Banks acceptable to the Required Lenders and Letters of Credit issued by such replacement Fronting Banks having Stated Amounts in the aggregate equal to the aggregate Stated Amounts of the Letters of Credit issued by the replaced Fronting Bank.

          SECTION 6.03. Amendment of Loan Documents. Amend or modify, or grant any waiver or release under, any Loan Document without the prior written consent of the Administrative Agent under the U.S. Credit Agreement.


ARTICLE VII.  EVENTS OF DEFAULT

          In case of the happening of any of the following events ("Events of Default"):

          (a) any representation or warranty made or deemed made by the Borrower or any Loan Party in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished by the Borrower or any Loan Party and the Aggregate Available Amount shall be less than the Exposure;

          (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether (i) on the Maturity Date or (ii) at a date fixed for prepayment thereof or otherwise and, in the case of a default under clause (ii), such default shall continue for a period of five Business Days;

          (c) default shall have been made in the payment of any interest on any Loan or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall have become due and payable, and such default shall have continued for a period of five Business Days and the Aggregate Available Amount shall be less than the Exposure;

          (d) (i) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 6.01 or Section 6.02 or (ii) any Letter of Credit shall expire or cease to be a legal, valid and binding obligation of the applicable Fronting Bank and, in the case of clause (i) or (ii), such default shall continue for a period of five Business Days, unless, in the case of clause (ii), (A) such Letter of Credit is replaced with a Letter of Credit satisfactory to the Required Lenders or (B) the Aggregate Available Amount shall be greater than the Exposure notwithstanding such expiration or cessation with respect to such Letter of Credit;

          (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 45 Business Days after notice thereof from the Administrative Agent to the Borrower during which the Aggregate Available Amount shall be less than the Exposure;

          (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower, or of a substantial part of the property or assets of the Borrower, under any bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of the property or assets of the Borrower or (iii) the winding up or liquidation of the Borrower; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (g) the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under any bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (f) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of the property or assets of the Borrower, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or

          (h) the maturity of loans outstanding under the U.S. Credit Agreement shall be accelerated pursuant to Article VII of such Agreement;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (f) or (g) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the commitments of the Lenders to make Loans hereunder, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all other unpaid liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding, and (iii) make a drawing under each outstanding Letter of Credit in an aggregate amount for all such Letters of Credit not in excess of the sum of (A) the aggregate amount then due and payable hereunder in Dollars and (B) an amount that, when converted by the Administrative Agent to Local Currency in accordance with normal banking procedures, is sufficient to discharge the aggregate amount then due and payable hereunder in Local Currency; and, in any event with respect to the Borrower described in paragraph (f) or (g) above, the commitments of the Lenders to make Loans hereunder shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and all other unpaid liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without present- ment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding, and the Administrative Agent, at the request of the Required Lenders, shall make a drawing under each outstanding Letter of Credit in the aggregate amount referred to above.


ARTICLE VIII.  THE ADMINISTRATIVE AGENT

          In order to expedite the transactions contemplated by this Agreement, each of the Lenders and each assignee of any such Lender hereby irrevocably designates and appoints the Administrative Agent as its agent under this Agreement and each other Loan Document and authorizes the Administrative Agent to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent shall not have any duty or responsibility except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise against the Administrative Agent.

          Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Administrative Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

          With respect to the Loans made by it hereunder, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

          Each Lender agrees (a) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its outstanding Loans hereunder) of any expenses incurred for the benefit of the Lenders by the Administrative Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower and (b) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.


ARTICLE IX.  MISCELLANEOUS

          SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at UCAR Global Enterprises Inc., 39 Old Ridgebury Road, Danbury, CT 06817-0001, Attention of Chief Financial Officer (Telecopy No. (203) 277-7780), and if to UCAR, to it in care of the Borrower;

          (b) if to the Administrative Agent, to The Loan and Agency Services Group, 8th floor, One Chase Manhattan Plaza, New York, New York 10081
     Attention: [ ] (Telecopy No. (212) [ ]); and

          (c) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

          SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the commitments of the Lenders to make Loans hereunder have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Sections 2.12, 2.14, 2.18 and 9.05) shall survive the payment in full of the principal and interest hereunder and the termination of such commitments or this Agreement.

          SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to another Lender or an Affiliate of such Lender, each of the Administrative Agent and the Borrower must give its prior written consent to such assignment (which consents shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to another Lender or an Affiliate of such Lender, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date notice of such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, and, unless the assignor ceases to be a Lender, the aggregate amount of the Loans owing to such Lender after giving effect to such assignment shall be not less than $5,000,000 and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance in form satisfactory to the Administrative Agent (an "Assignment and Acceptance"). Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.14, 2.18 and 9.05).

          (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and

Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in [ ] a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee and, if required, the written consent of the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the
Lenders. Notwithstanding anything to the contrary contained herein, no assignment under Section 9.04(b) of any rights or obligations shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

          (f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.12, 2.14, 2.18 and 9.06 to the same extent as if they were Lenders; provided that no such participating bank or entity shall be entitled to receive any greater amount pursuant to such Sections than a Lender would have been entitled to receive in respect of the amount of the participation sold by such Lender to such participating bank or entity had no sale occurred, and (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document (other than amendments, modifications or waivers decreasing the amount of principal of or the rate at which interest is payable on the Loans or extending the Maturity Date).

          (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree to be bound by Section 9.18.

          (h) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

          SECTION 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Agreement and the other Loan Documents, or by the Administrative Agent in connection with the syndication of the credit facility established hereby or the administration of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing collateral examination to the extent incurred with the reasonable prior approval of the Borrower) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel (including the reasonable allocated costs of internal counsel if a Lender elects to use internal counsel in lieu of outside counsel) for the Administrative Agent or any Lender (but no more than one such counsel for any Lender).

          (b) The Borrower agrees to indemnify the Administrative Agent, each Lender and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby and thereby, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee (treating, for this purpose only, the Administrative Agent or any Lender and its directors, officers and employees as a single Indemnitee). Subject to and without limiting the generality of the foregoing sentence, the Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any Environmental Claim relating to the Borrower or any of its subsidiaries, and any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel or consultant fees, charges and disbursements, incurred by or asserted against any Indemnitee (and arising out of, or in any way connected with or as a result of, any of the events described in clause (i), (ii) or (iii) of the preceding sentence) arising out of, in any way connected with, or as a result of (A) any Environmental Claim related in any way to the Borrower or any subsidiary of the Borrower, (B) any violation of any Environmental Law, (C) any act, omission, event or circumstance (including the actual, proposed or threatened, release, removal, presence, disposition, discharge or transportation, storage, holding, existence, generation, processing, abatement, handling or presence on, into, from or under any present, past or future property of the Borrower or any subsidiary of the Borrower of any Hazardous Material); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Environmental Claim is, or such, losses, claims, damages, liabilities or related expenses are, determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its directors, officers or employees. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

          (c) The Borrower shall be entitled to assume the defense of any action for which indemnification is sought hereunder with counsel of its choice at its expense (in which case the Borrower shall not thereafter be responsible for the fees and expenses of any separate counsel retained by an Indemnitee except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to each such Indemnitee. Notwithstanding the Borrower's election to assume the defense of such action, each Indemnitee shall have the right to employ separate counsel and to participate in the defense of such action, and the Borrower shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the Borrower to represent such Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Borrower and such Indemnitee and such Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Borrower (in which case the Borrower shall not have the right to assume the defense or such action on behalf of such Indemnitee); (iii) the Borrower shall not have employed counsel reasonably satisfactory to such Indemnitee to represent it within a reasonable time after notice of the institution of such action; or (iv) the Borrower shall authorize such Indemnitee to employ separate counsel at the Borrower's expense. The Borrower will not be liable under this Agreement for any amount paid by an Indemnitee to settle any claims or actions if the settlement is entered into without the Borrower's consent, which consent may not be withheld unless such settlement is unreasonable in light of such claims or actions against, and defenses available to, such Indemnitee.

          (d) Notwithstanding anything to the contrary in this Section 9.05, this Section 9.05 shall not apply to taxes, it being understood that the Borrower's only obligations with respect to taxes shall arise under Sections
2.12 and 2.18.

          SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF [ ].

          SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent or any Lender in exercising any power or right hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender directly affected thereby, or (ii) amend or modify the provisions of Section 2.15, the provisions of this Sections 9.08 or the definition of "Required Lenders", without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.

          SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate; provided that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation.

          SECTION 9.10. Entire Agreement. This Agreement, the Notes and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

          SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS
APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

          SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03.

          SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 9.15. Jurisdiction; Consent to Service of Process. [SUPPLY APPLICABLE PROVISIONS].

          SECTION 9.16. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in one currency (the "Obligation Currency") into another currency, the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Obligation Currency with such other currency in New York, New York, on the Business Day immediately preceding the day on which final judgment is given.

          (b) The obligations of the Borrower and the Subsidiaries in respect of any sum due to the Administrative Agent or any Lender hereunder or under any other Loan Document in any Obligation Currency shall, to the extent permitted by applicable law, notwithstanding any judgment in a currency other than the Obligation Currency, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency, the Administrative Agent or such Lender may in accordance with normal banking procedures purchase the Obligation Currency in the amount originally due to the Administrative Agent or such Lender with the judgment currency. If the amount of the Obligation Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender against the resulting loss.

          SECTION 9.17. Subrogation. In the event that any obligation of any Loan Party under this Agreement or any other Loan Document (a "Claim") is paid with the proceeds of an L/C Disbursement, the Borrower, the Administrative Agent and the Lenders hereby agree for the benefit of the Fronting Banks and the Lenders under the U.S. Credit Agreement that Lenders under the U.S. Credit Agreement holding Obligations in an amount equal to the aggregate amount of the Lenders' participations in such L/C Disbursement under the U.S. Credit Agreement shall be subrogated to the rights of the Administrative Agent and the Lenders hereunder and under each other Loan Document in respect of such Claim; provided that such right of subrogation shall not be effective until, and shall be subordinated to, payment in full of all the Claims.

          SECTION 9.18. Confidentiality. Each of the Lenders and the Administrative Agent agrees that it shall maintain in confidence any information relating to UCAR, the Borrower and the Subsidiaries furnished to it by or on behalf of UCAR, the Borrower or the Subsidiaries (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender or the Administrative Agent without violating this Section 9.18 or (c) was available to such Lender or the Administrative Agent from a third party having, to such person's knowledge, no obligations of confidentiality to UCAR, the Borrower or any Subsidiary) and shall not reveal the same other than (i) to its directors, officers, employees and advisors with a need to know and (ii) as contemplated by Section 9.04(g), except: (A) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of normal reporting or review procedures to

Governmental Authorities or its parent companies, Affiliates or auditors and (C) in order to enforce its rights under any Loan Document in a legal proceeding.

          SECTION 9.19. Release of Security Documents. The Administrative Agent and the Lenders (and the Fronting Banks and the Lenders under the U.S. Credit Agreement and other beneficiaries of the Loan Documents) agree that all liens, guarantees and other obligations of the Borrower and its Affiliates under the Security Documents shall automatically and immediately be released but only to the extent and in the event that the Borrower notifies the Administrative Agent that the Borrower has been advised by competent counsel that such Security Document or the Borrower's or an Affiliate's obligations thereunder either (a) violate or contravene any applicable law or regulation or the interpretation or administration thereof by any Governmental Authority charged with the administration or interpretation thereof (whether or not having the force of law) or (b) result in a material claim for any taxes, levies, imposts, deductions, charges or withholding against the Borrower or any of its Affiliates under any applicable law or regulation or the interpretation or administration thereof by any Governmental Authority charged with the administration or interpretation thereof (whether or not having the force of law), other than any stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

          SECTION 9.20. Release of Liens and Guarantees. In the event that the Borrower or any subsidiary of the Borrower conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the assets or property of the Borrower or any Capital Stock, assets or property of any such subsidiary in a transaction not prohibited by Section 6.05 of the U.S. Credit Agreement, the Administrative Agent shall promptly (and the Lenders hereby authorize the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower's expense to release any Liens created by any Loan Document in respect of such assets or property, including the release and satisfaction of record of any mortgage or deed of trust granted in connection herewith[, and, in the case of a disposition of all the Capital Stock or assets of [SPECIFY ANY GUARANTOR], terminate such Subsidiary's obligations under its Guarantee Agreement]. In addition, the Administrative Agent agrees to take such actions as are reasonably requested by the Borrower and at the Borrower's expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations are paid in full (other than with the proceeds of Tranche A Reimbursement Loans or of a drawing under a Tranche A Letter of Credit or in connection with a reallocation under Section 2.10(b) of the U.S. Credit Agreement) and all commitments of the Lenders to make Loans hereunder are terminated. Any representation, warranty or covenant contained in any Loan Document relating to any such Capital Stock, assets or property shall no longer be deemed to be made once such Capital Stock, assets or property is conveyed, sold, leased, assigned, transferred or disposed of.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         [BORROWER],

                            by
                               -------------------------
                               Name:
                               Title:


                         [             ], individually and as Administrative
                         Agent,

                            by
                               -------------------------
                               Name:
                               Title:


                         (OTHER LENDERS),

                            by
                               -------------------------
                               Name:
                               Title:

                               [Form of Tranche A]
                                                                       EXHIBIT C
                                                  TO THE EFFECTIVENESS AGREEMENT
                                LETTER OF CREDIT

BENEFICIARY:  [NAME OF ADMINISTRATIVE AGENT]


WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF  CREDIT
NO. [ ] BY ORDER OF [ACCOUNT PARTY] (THE "ACCOUNT PARTY") IN YOUR FAVOR FOR AN AMOUNT NOT TO EXCEED U.S. DOLLARS [ ] (THE "STATED AMOUNT"). THIS LETTER OF CREDIT EXPIRES [INSERT DATE THAT IS NO LATER THAN THE FIRST BUSINESS DAY PRIOR TO [DECEMBER 31, 2001] AT THE COUNTERS OF THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK.

THE STATED AMOUNT MAY BE REDUCED FROM TIME TO TIME BY PRESENTATION OF A DATED STATEMENT PURPORTEDLY SIGNED BY YOU AND THE ACCOUNT PARTY IN THE FOLLOWING FORM:

"THE STATED AMOUNT UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NO. [ ] IS, EFFECTIVE AS OF THE DATE HEREOF, HEREBY REDUCED BY $______________ SO THAT FROM AND AFTER THE DATE HEREOF THE STATED AMOUNT SHALL BE EQUAL TO $______________."

AN AMOUNT UP TO THE STATED AMOUNT UNDER THIS LETTER OF CREDIT IS AVAILABLE TO YOU IN A SINGLE DRAWING AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK, AND ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS IN THE FOLLOWING FORM:

"THE AMOUNT OF THIS DRAWING OF U.S. DOLLARS $_______________ UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NO. [ ] REPRESENTS OUTSTANDING OBLIGATIONS OF [ACCOUNT PARTY] UNDER THE CREDIT AGREEMENT [DESCRIBE CREDIT AGREEMENT] WHICH ARE DUE AND OWING TO US AT THIS TIME. WE HEREBY REPRESENT AND WARRANT TO YOU THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THE CREDIT AGREEMENT AND THAT THIS DRAWING IS BEING MADE AS PROVIDED IN ARTICLE VII OF THE CREDIT AGREEMENT."

IN THE EVENT OF A DRAWING ON US VIA AUTHENTICATED TELETRANSMISSION, A SIGHT DRAFT ON US IS NOT REQUIRED.

PRESENTATION OF NOTICES AND DRAWINGS UNDER THIS LETTER OF CREDIT MAY BE MADE BY FACSIMILE TRANSMISSION OF THE ABOVE REQUIRED STATEMENT TOGETHER WITH THE SIGHT DRAFT DRAWN ON US TO OUR FACSIMILE NUMBER [ ] ATTENTION: [ ], CONFIRMED IN WRITING VIA SAME DAY OVERNIGHT MAIL OR AUTHENTICATED TELETRANSMISSION TO THE ABOVE ATTENTION PARTY.

WE HEREBY AGREE WITH YOU THAT IF DOCUMENTS ARE PRESENTED TO THE CHASE MANHATTAN BANK UNDER THIS LETTER OF CREDIT AT OR PRIOR TO 11:00 A.M. NEW YORK TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DOCUMENTS PRESENTED CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE EFFECTED BY US IN IMMEDIATELY AVAILABLE FUNDS BY THE CLOSE OF BUSINESS ON SUCH BUSINESS DAY. IF DOCUMENTS ARE PRESENTED TO THE CHASE MANHATTAN BANK UNDER THIS LETTER OF CREDIT AFTER 11:00 A.M. NEW YORK TIME ON A BUSINESS DAY AND PROVIDED THAT SUCH
DOCUMENTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE EFFECTED BY US IN IMMEDIATELY AVAILABLE FUNDS ON THE FOLLOWING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF NEW YORK ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

PLEASE DIRECT ALL CORRESPONDENCE IN CONNECTION WITH THIS LETTER OF CREDIT
TO OUR STANDBY LETTER OF CREDIT DEPARTMENT LOCATED AT
[                                    ], NEW YORK, NEW YORK [   ] ATTENTION: [ ].
TELEPHONIC INQUIRIES MAY BE ADDRESSED TO US AT [            ].

WE HEREBY ENGAGE WITH THE DRAWERS, ENDORSERS, AND/OR BONA FIDE HOLDERS THAT ALL DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US.

WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR. IT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS
(1993 REVISION) INTERNATIONAL CHAMBER OF

COMMERCE PUBLICATION NO. 500 ("UCP") AND ENGAGES US IN ACCORDANCE WITH THE
TERMS THEREOF.   THE NUMBER, AND THE DATE OF OUR CREDIT AND THE NAME OF
OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.


                                   THE CHASE MANHATTAN BANK,

                                   BY:______________________________________
                                      NAME:
                                      TITLE: